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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 31, 2000
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                     Mechanical Technology Incorporated
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           (Exact name of registrant as specified in its charter)

                                 New York
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       (State or other jurisdiction of incorporation or organization)

         0-6890                                      14-1462255
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 (Commission File Number)             (I.R.S. Employer Identification No.)

325 Washington Avenue Extension, Albany, New York         12205
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (518) 218-2500
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Item 5.   Other Events.

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on November 16,1999, Plug Power Inc. ("Plug Power") received a letter in November 1999 threatening litigation against it and other parties (including Mechanical Technology Incorporated (the "Company")) by DCT, Inc. On January 25, 2000, a complaint was filed by DCT, Inc. against Plug Power Inc., The Detroit Edison Company and Edison Development Corporation in the Wayne County, Michigan Circuit Court. The complaint alleges, among other things, that Plug Power, The Detroit Edison Company and Edison Development Corporation misappropriated from DCT business and technical trade secrets, ideas, know-how and strategies relating to fuel cell systems and breached certain contractual obligations owed to DCT. Plug Power believes that the allegations made against it are without merit and intends to vigorously contest the litigation, but the ultimate outcome of any litigation is of course uncertain.











This Form 8-K may include statements which are not historical facts and are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views about future events and financial performance. These forward-looking statements are identified by their use of terms and phrases such as "believe," "expect," "plan," "anticipate," and similar expressions identifying forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety or risks, uncertainties, and other factors that could cause actual results to differ materially from the Company's expectations, and the Company expressly does not undertake any duty to update forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in forward looking statements is contained from time to time in the Company's SEC filings, including but not limited to the 10-K and 10-Q.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MECHANICAL TECHNOLOGY INCORPORATED

Date:   January 31, 2000                   By:   /s/ Cynthia A. Scheuer
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                                           Cynthia A. Scheuer
                                           Chief Financial Officer